Equity Partners for Companies Primed to Become Public®

(Nasdaq: KIPO Reserved)

www.KeatingCapital.com

4th Quarter 2011

Adding Private Equity Allocations

In the decade from July 1, 1999, to June 30, 2009, the S&P 500 had an average annual return of -2.2%. During the same period, the endowments of three leading universities had average annual returns ranging from 8.9% to 11.8%. Instead, these endowments have historically relied heavily on alternative investments, including significant allocations to private equity, to generate their historical returns. Traditionally, only ultra high net worth individual investors have had access to private equity funds of any kind. Keating Capital is a unique type of private equity strategy focused on pre-IPO investing.

	Portfolio Asset Allocations								
Endowment	Absolute Return[1]	Domestic Equity[2]	Fixed Income[3]	Foreign Equity[4]	Private Equity[5]	Real Assets[6]	Cash	Totals	10-year Average Annual Return*
Harvard	16%	11%	13%	22%	13%	23%	2%	100%	8.9%
Yale	24%	8%	4%	10%	24%	32%	-2%	100%	11.8%
Princeton	22%	6%	2%	11%	33%	23%	3%	100%	9.7%

Source: 2009 Annual Financial Reports for Harvard, Yale and Princeton. Historical returns are not indicative of future performance.

[1] Absolute return strategies aim to produce a positive absolute return regardless of the directions of the financial markets. They typically achieve this by investing the portfolio's assets in cash or other low volatility investments and then taking hedged long and short positions in portfolios of securities that when combined are expected to have modest exposures to market returns. The resulting portfolio should have low correlation with financial market performance.

[2] Domestic Equity consists of investment in U.S.-based publicly-traded equity securities.

[3] Fixed Income consists of government and other debt-related securities.

[4] Foreign Equity consists of investment in non-U.S.-based publicly-traded equity securities.

[5] Private equity is an asset class consisting of equity securities in operating companies that are not publicly traded on a stock exchange. Investments in private equity most often involve either an investment of capital into an operating company or the acquisition of an operating company. Private equity investment strategies include: leveraged buyouts, venture capital, growth capital, distressed investments and mezzanine capital. Private equity allocations by these endowments may not include a pre-IPO investing strategy similar to Keating Capital.

[6] Real Assets consists of investments in commodities, natural resources and real estate.

*These returns are not in any way related to, or indicative of, the expected returns for Keating Capital.

Private or Public Company: Which is More Highly Valued?



Sales
Expenses
Profits
"Liquidity Premium"
Sales
Expenses
Profits
Private
Public

Publicly traded companies have historically been valued higher than comparable private companies with similar sales, expenses and profits because investors are generally willing to pay a premium for the liquidity associated with a stock that can be sold immediately.

Historical Valuation Differential



Investment Thesis:
Buy Privately, Sell Publicly, Capture the Difference
Valuation Multiple
40x
30x
20x
10x
0x
Private Company Median
Public Company Median
204% higher
371% higher
758% higher
0.5x
1.6x
3.4x
15.8x
3.9x
33.5x
Price/Sales
Price/EBITDA+
Price/Net Income**

Source: Pratt's Stats® at BVMarketData.com, Public Stats™ at BVMarketData.com as of February 18, 2011, for transactions between January 1, 2006, and December 31, 2010. Used with permission from Business Valuation Resources, LLC.

+Valuation based on 6,000+ private and public company transactions under $100 million. EBITDA means earnings before interest, taxes, depreciation and amortization.

***Keating Investments, LLC calculations based on those companies having positive net income and EBITDA; valuation data based on private and public company transactions under $100 million.*

Past performance is not indicative of future results.

Investment Criteria

Revenue: $10 million+ trailing 12 months

IPO Timing: Within 18 months

Return Potential: 2x return over 3 years



How the Fund Works

Investor Cash Flows

Fund Operations


Stock Exchange
IPO
Portfolio companies may go public and potentially increase in value
3
4
Keating Capital may sell shares of portfolio companies once listed on an exchange
Investors can sell Keating Capital shares once publicly traded, which is expected in December 2011
Portfolio Companies
Investors
On at least an annual basis, Keating Capital distributes any capital gains (net of incentive fees and operating expenses) to shareholders, which may be reinvested
Keating Capital reinvests principal in new portfolio companies; cycle repeats
5
6
Investors buy shares in Keating Capital
1
KEATING CAPITAL
2
Keating Capital invests in portfolio companies

Team

Investment Committee



Timothy J. Keating
CEO

Founder and President of Keating Investments; previously, senior manager, Equity and Equity Derivatives, Bear Stearns, Nomura and Kidder, Peabody; 1985 *cum laude* graduate, A.B., Harvard College



Kyle L. Rogers, CFA
CIO

Previously, financial analyst, Goldman Sachs; CFA Charterholder; 1999 graduate, B.A.,Dartmouth College



Frederic M. Schweiger
COO & CCO

Previously, Founder and President, Garisch Financial; B.B.A in Accounting, University of Notre Dame, 1982; J.D., Marquette University, 1985; Master of Laws in Taxation, New York University, 1987

Origination



Rexford A. Darko
Managing Director

Previously, managing director, New York equity research firm Griffen-Rose; senior analyst, Prospect Street Ventures; 2002 Dean's List graduate, M.B.A., Columbia Business School; 1992 graduate, LLM, University College, London; 1988 graduate, LLB, King's College, London



Daniel T. Morris
Vice President

Previously, director of semiconductor equity research, Oppenheimer & Co.; senior research analyst at Analysis Group, Inc.; 2004 graduate of the Haas School of Business, University of California, Berkeley with an M.B.A.; 1998 cum laude graduate, B.A., Princeton University



Jaran T. Burt
Associate

Previously, summer associate, Keating Investments; manager, U.S. Synthetic; 2010 graduate, M.B.A., University of Denver; 2008, B.A., Brigham Young University

Corporate



Margie L. Blackwell
Investor Relations Director

Previously, manager at TeleCommunications, Inc. for eleven years, first in the Office of the Chairman and later in the Treasurer's office; active in originating, structuring and financing of over 20 public companies



Ranjit P. Mankekar
CFO

Previously, manager, Audit and Assurance Services, PricewaterhouseCoopers; recipient of the Colorado Gold Medal, May 1999 CPA Exam; 1999 *summa cum laude* graduate, M.S. and B.S., University of Colorado



Christine M. Neusen
Compliance Officer

Previously, accounting associate, Private Advisors, LLC; 2004 *magna cum laude* doctorate, Western States Chiropractic College; Dean's List, University of Wisconsin-Madison

Portfolio Companies

Publicly Traded

- $1,000,000 — NeoPhotonics Corporation (NYSE: NPTN) — *January 25, 2010*
- $1,000,000 — Solazyme, Inc. (Nasdaq: SZYM) — *July 16, 2010*

Filed for IPO

- $2,500,000 — BrightSource Energy, Inc. (Nasdaq: BRSE Pending) — *February 26, 2011*
- $4,000,000 — Corsair Components, Inc. (Nasdaq: CRSR Pending) — *July 6, 2011*

Private

- $2,500,000 — Harvest Power, Inc. — *March 8, 2011*
- $2,000,000 — MBA Polymers, Inc. — *February 22, 2011*
- $4,000,000 — Tremor Video, Inc. — *September 6, 2011*
- $1,300,000 — Kabam, Inc. — *August 29, 2011*
- $4,000,000 — Metabolon, Inc. — *August 25, 2011*
- $3,000,000 — TrueCar, Inc. — *September 26, 2011*
- $500,000 — Livescribe, Inc. — *July 1, 2010*
- $2,500,000 — Suniva, Inc. — *March 31, 2011*
- $3,000,000 — Xtime, Inc. — *June 14, 2011*

There can be no assurances that these companies will complete IPOs.

Portfolio Company Investment Allocation

as of September 30, 2011

Technology	
Corsair Components	15%
Metabolon	12%
NeoPhotonics	4%
Livescribe	1%

Internet and Software	
Tremor Video	13%
TrueCar	9%
Xtime	9%
Kabam	4%



Technology
32%
Internet and Software
35%
Cleantech
33%

Cleantech	
BrightSource Energy	8%
Harvest Power	8%
Suniva	8%
MBA Polymers	6%
Solazyme	3%

This allocation excludes $45 million of temporary cash investments as of September 30, 2011.

Portfolio Company Investments

Portfolio Company Investments (Unaudited)

Portfolio Companies by Stage	Initial Investment Date	Investment Description	September 30, 2011 Shares	Per Share Cost	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Publicly Traded							
NeoPhotonics Corporation[1]	1/25/10	Common Stock	160,000	$ 6.25	$ 1,000,000	$ 1,101,000	$ 101,000
Solazyme, Inc.[2]	7/16/10	Common Stock	112,927	$ 8.86	$ 999,991	$ 977,000	$ (22,991)
Filed for IPO							
BrightSource Energy, Inc.	3/1/11	Series E Convertible Preferred Stock	288,531	$ 8.66	$ 2,500,006	$ 2,500,006	$ -
Corsair Components, Inc.	7/6/11	Common Stock	3,200,000	$ 1.07	$ 3,411,080	$ 4,096,000	$ 684,920
	7/6/11	Common Stock Warrants	800,000	0.74	589,000	630,000	41,000
Subtotal - Corsair Components, Inc.					$ 4,000,080	$ 4,726,000	$ 725,920

[1] At September 30, 2011, NeoPhotonics' stock price was $6.88 per share. Keating Capital's shares were previously subject to a 180 day, post-IPO lockup provision which expired in August 2011.

[2] At September 30, 2011, Solazyme's stock price was $9.61 per share. Keating Capital's shares are subject to a 180 day, post-IPO lockup provision expiring in November 2011.

Portfolio Company Investments

(continued)

Portfolio Company Investments (Unaudited)

			September 30, 2011				
Portfolio Companies by Stage	Initial Investment Date	Investment Description	Shares	Per Share Cost	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Private							
Livescribe, Inc.	7/1/10	Series C Convertible Preferred Stock	1,000,000	$ 0.47	$ 471,295	$ 257,000	$ (214,295)
	7/1/10	Series C Convertible Preferred Stock Warrants	125,000	0.23	29,205	6,229	(22,976)
	7/8/11	Series C-1 Convertible Preferrred Stock	54,906	0.47	25,925	14,001	(11,924)
	7/8/11	Series C-1 Convertible Preferred Stock Warrants	6,863	0.23	1,556	426	(1,130)
Subtotal - Livescribe, Inc.					$ 527,981	$ 277,656	$ (250,325)
MBA Polymers, Inc.	10/15/10	Series G Convertible Preferred Stock	1,100,000	$ 1.00	$ 1,100,000	$ 1,100,000	$ -
	2/22/11	Series G Convertible Preferred Stock	900,000	1.00	900,000	900,000	-
Subtotal - MBA Polymers, Inc.					$ 2,000,000	$ 2,000,000	$ -
Harvest Power, Inc.	3/8/11	Series B Convertible Preferred Stock	580,496	$ 4.31	$ 2,499,999	$ 2,499,999	$ -
Suniva, Inc.	3/31/11	Series D Convertible Preferred Stock	197,942	$12.63	$ 2,500,007	$ 2,500,007	$ -
Xtime, Inc.	6/14/11	Series F Convertible Preferred Stock	1,573,234	$ 1.91	$ 3,000,000	$ 3,000,000	$ -
	8/25/11	Common Stock Warrants	22,581	-	-	9,156	9,156
Subtotal - Xtime, Inc.					$ 3,000,000	$ 3,009,156	$ 9,156
Metabolon, Inc.	8/25/11	Series D Convertible Preferred Stock	2,229,021	$ 1.79	$ 4,000,000	$ 4,000,000	$ -
Kabam, Inc.	8/29/11	Series D Convertible Preferred Stock	1,046,017	$ 1.27	$ 1,328,860	$ 1,328,860	$ -
Tremor Video, Inc.	9/6/11	Series F Convertible Preferred Stock	642,994	$ 6.22	$ 4,000,001	$ 4,000,001	$ -
TrueCar, Inc.	9/26/11	Common Stock	566,037	$ 5.30	$ 2,999,996	$ 2,999,996	$ -
Total					**$ 31,356,921**	**$ 31,919,681**	**$ 562,760**

Summary of Investments & NAV

Selected Financial Data
(Unaudited)

	09/30/11	06/30/11	Increase (Decrease)
Portfolio Company Investments At Fair Value:			
Private Portfolio Companies	$ 29,841,681	$ 13,009,217	$ 16,832,464
Publicly-Traded Portfolio Companies[1]	2,078,000	3,331,000	(1,253,000)
Total Portfolio Company Investments At Fair Value	$ 31,919,681	$ 16,340,217	$ 15,579,464
Cash and Short-Term Investments	45,082,822	47,528,728	(2,445,906)
Other Assets	100,363	19,780	80,583
Total Assets	$ 77,102,866	$ 63,888,725	$ 13,214,141
Net Assets[2]	$ 76,750,350	$ 63,212,257	$ 13,538,093
Shares Outstanding	9,283,604	7,628,242	1,655,362
Net Asset Value Per Share	$ 8.27	$ 8.29	$ (0.02)

[1] Comprised of common stock positions in NeoPhotonics and Solazyme. At September 30, 2011, Keating Capital's common stock position in NeoPhotonics was freely tradable as the 180 day, post-IPO lockup provision expired in August 2011.
At September 30, 2011, Keating Capital's common stock position in Solazyme was subject to a 180 day, post-IPO lockup provision expiring in November 2011.

[2] Keating Capital does not use debt to acquire portfolio companies, and its liabilities are solely comprised of accounts payable and accrued expenses incurred in the ordinary course of business.

Change in Net Asset Value

Change in Net Asset Value (Unaudited) Three Months Ended September 30, 2011	Amount	Per Share Data
Net Asset Value, Beginning of Period[1]	$ 63,212,257	$ 8.29
Expenses		
Net Investment (Loss)[2]	(583,214)	(0.06)
Unrealized Appreciation (Depreciation)		
Net Change in Unrealized Appreciation (Depreciation) on Investments:		
NeoPhotonics[2]	105,000	0.01
Livescribe[2]	(259,030)	(0.03)
Solazyme[2]	(1,358,000)	(0.15)
Xtime[2]	9,156	-
Corsair[2]	725,920	0.08
Net Change in Unrealized Appreciation (Depreciation) on Investments	(776,954)	(0.09)
New Stock Issuance		
Capital Stock Transactions:		
Gross Proceeds from Issuance of Common Stock[3]	16,489,168	0.30
Offering Costs from Issuance of Common Stock[2]	(1,590,907)	(0.17)
Net Increase in Net Assets from Capital Stock Transactions	14,898,261	0.13
Net Assets Value, End of Period[1]	**$ 76,750,350**	**$ 8.27**
Weighted Average Common Shares Outstanding During Period	9,103,658	
Common Shares Outstanding At End of Period	9,283,604	

[1] Per share data based on total common shares outstanding at the beginning and end of the corresponding period.
[2] Per share data based on weighted average common shares outstanding during the period.
[3] Per share data represents the average increase in net asset value attributable to each common share issued during the three months ended September 30, 2011.

Key Dates Leading Up to Listing

NOVEMBER 2011					DECEMBER 2011				
MON	TUES	WED	THURS	FRI	MON	TUES	WED	THURS	FRI
	15	16 Q3 Conference Call	17	18				1 Webinar	2
21	22	23	24	25	5	6	7 Webinar	8 Webinar	9
28	29	30			12 Nasdaq Listing Date	13	14	15	

We will hold 3 Webinars to explain how our Nasdaq listing will work and to answer all of your administrative and listing questions.